Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:
441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                      03/22/99

Investor Certificateholder Floating Allocation            94.24%
Percentage
Investor Certificateholder Fixed Allocation               97.37%
Percentage

Aggregate Amount of  Collections                   16,233,030.52
     Aggregate Amount of  Interest Collections      4,041,281.07
     Aggregate Amount of  Principal Collections    12,191,749.45

Class A Interest Collections                        3,808,312.40
Class A Principal Collections                      11,806,547.54
Seller Interest Collections                           232,968.67
Seller Principal Collections                          385,201.91

Weighted Average Loan Rate                                12.89%
Net Loan Rate                                             11.89%

Weighted Average Maximum Loan Rate                        18.68%

Class A-1 Certificate Rate                               5.1369%
Maximum Investor Certificate Rate                       11.8900%
Class A-1 Certificate Interest Distributed          1,306,144.47
Class A-1 Investor Certificate Interest Shortfall           0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00









Maximum Principal Dist. Amount (MPDA)              11,870,509.04
Alternative Principal Dist. Amount (APDA)          11,806,547.54
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)    11,806,547.54

Principal  allocable to Class A-1                  11,806,547.54

SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in              0.00
Period
Cumulative Subsequent Funding Mortgage Loans      100,781,997.58
Purchased


Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00


Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         694,940.27
Amount


Cumulative Investor Liquidation Loss Amount           694,940.27

Total Principal allocable to A-1                   12,501,487.81


Beginning Class A-1 Certificate Principal Balance 326,916,066.00

Ending Class A-1 Certificate Principal Balance    314,414,578.19




Pool Factor (PF)                                       0.3837703

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      03/22/99

Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                            275,931.24
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Number of Mortgage Loans Retransferred pursuant                0
to 2.07
Cumulative Number of Mortgage Loans Retransferred              0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
Cumulative Mortgage Loans Retransferred pursuant            0.00
to 2.07 ($)

Aggregate Investor Liquidation Loss Amount            694,940.27
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            351,373,185.07
Ending Pool Balance                               338,828,433.65
Beginning Invested Amount                         331,117,493.00
Ending Invested Amount                            318,616,005.19
Beginning Seller Principal Balance                 20,255,692.07
Ending Seller Principal Balance                    20,212,428.46
Additional Balances                                   385,201.91

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase           0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans              $0.00
Purchased in Period
Principal Collections to purchase Additional               $0.00
Balances and/or paid to Cert.

Excess Funding Amount                                      $0.00









Beginning Spread Account Balance                    2,100,714.00
Ending Spread Account Balance                       2,100,714.00

Beginning Seller Interest                                  5.76%
Ending Seller's Interest                                   5.97%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                           752
   60 - 89 days (Del Stat 2)                       26,012,353.73
     No. of Accounts                                         197
     Trust Balance                                  6,074,091.46
   90+ (Del Stat 3+)
     No. of Accounts                                         488
     Trust Balance                                 16,090,735.19
   270+ (Del Stat 9+)
     No. of Accounts                                         206
     Trust Balance                                  7,639,953.45
   REO
     No. of Accounts                                          78
     Trust Balance                                  3,014,478.82

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business Days             No
of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw Amounts               No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      03/22/99

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants             No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          618,170.58
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  5.55%


Total  Available Funds
     Aggregate Amount of Collections               16,233,030.52
     Deposit for principal not used to purchase             0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account           0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                         16,233,030.52


Application of Available Funds
     Servicing Fee                                    275,931.24
     Prinicpal and Interest to Class A-1           13,807,632.28

     Seller's portion of Principal and Interest       618,170.58
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                1,531,296.42
     Total                                         16,233,030.52



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      03/22/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           94.2353%
Percentage
Class A Certificateholder Fixed Allocation              97.3651%
Percentage

Beginning Class A-1 Certificate Balance           326,916,066.00


Class A-1 Certificate Rate                             5.136880%

Class A-1 Certificate Interest Distributed              1.594263

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed            15.259152

   Maximum Principal Distribution Amount               14.488988
   Scheduled Principal  Distribution Amount            14.410917
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.848235
Distributed

Total Amount Distributed to Certificateholders         16.005180

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              314,414,578.19


Class A-1 Factor                                       0.3837703

Pool Factor (PF)                                       0.3837703

Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation Loss             $0
Amount
Accrued & Unpaid Interest on Unreimbursed                     $0
Liquidation Loss Amount

Class A Servicing Fee                                 275,931.24

Beginning Invested Amount                         331,117,493.00
Ending Invested Amount                            318,616,005.19
Beginning Pool Balance                            351,373,185.07
Ending Pool Balance                               338,828,433.65

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      03/22/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         752
     Trust Balance                                 26,012,353.73

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         197
     Trust Balance                                  6,074,091.46

   90+ (Del Stat 3+)
     No. of Accounts                                         488
     Trust Balance                                 16,090,735.19

   REO
     No. of Accounts                                          78
     Trust Balance                                  3,014,478.82

Aggregate Liquidation Loss Amount for Liquidated      604,651.36
Loans

Class A-1 Certificate Rate for Next Distribution   To be updated
Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         3,249.00
     Cumulative Trust Balance                     100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                     0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                        0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07           0.00
($)
    Cumulative Mortgage Loans Retransferred                 0.00
pursuant to 2.07 ($)